Exhibit 99.1

Inspiring Confidence in e-Business November 2004 ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 5 Risk Statements (2 of 3)

pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K and filed on March 8, 2004 and Form 10-Q filed on August 5, 2004. Risk Statements (3 of 3) 7

Leadership in e-Security Leading Supplier of Identity & Access Management Solutions 2003 revenue of $260 million, increased 12% Y/Y September YTD 2004 revenue of $224 million, increased 19% Y/Y 16,000 Customers using RSA strong two-factor authentication Over 1 billion units of software with RSA technology inside Security leadership with RSA(r) Conference & RSA Laboratories Leading critical industry standards development Liberty Alliance Project SAML PKCS DRM RFID 9

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 11

RSA Security Solutions Secure Mobile & Remote Access Secure Mobile & Remote Access Secure Enterprise Access Secure Enterprise Access Secure Transactions Secure Transactions Identity & Access Management Identity & Access Management 13 13 Consumer Authentication Consumer Authentication

Secure Mobile and Remote Access Results September YTD 2004 revenue of $182M, up 17% year over year Added 2,200 new customers YTD through September Expanded distribution strategy to grow RSA SecurID(r) product line Penetrating SMB and enterprise markets through our VAR channel Added Ingram Micro as a distribution partner Opportunities Companies are moving away from weak and costly passwords Enterprise remote access users are growing 72 Million estimated remote access users 18 Million estimated remote access users (25%) strongly authenticate 12 Million active RSA Security remote access users today 15

Identity & Access Management

- **Results**
  - September YTD 2004 revenue of $15M, up 64% year over year
  - Delivering RSA ClearTrust® software v 5.5
    - RSA® Federated Identity Manager gives RSA Security a leading position in the market
    - Advanced User Management Module enhancements
  - "Accelerated I&AM Delivery Solution"
    - RSA Security selected by Accenture as key technology provider in its I&AM go to market
    - Solution utilizes RSA ClearTrust® software and Thor Xellerate™ software
- **Opportunities**
  - RSA Security offering a comprehensive I&AM solution
    - Strategic partnership with Thor for provisioning
  - Web-enablement of applications still in early stages

RSA SECURITY

© 2004 RSA Security Inc. All rights reserved

9

Secure Enterprise Access Results September YTD 2004 revenue of $9M, up 43% year over year 225 initial deployments in place for RSA Security smart card & USB token solutions Opportunities More assets and applications being opened to employees Companies placing more importance on protecting assets inside the firewall RSA SecurID(r) for Microsoft(r) Windows(r) solution RSA(r) Sign-on Manager 19

RSA SecurID(r) for Microsoft(r) Windows(r) Secure Simple Auditable 21

Secure Transactions Results September YTD 2004 revenue of $18.1M Managing business for profitability and growth Opportunities Compliance requirements at federal, state and industry level in key vertical markets: Government, Financial Services, Healthcare Transaction security becoming more important Customer need for embedded security that is FIPs-certified and supported by a reputable vendor 23

Consumer Authentication Mission Provide consumers with a safe and simple online identity via strong authentication and identity federation solutions Results Large scale Consumer Banking solutions September launch of the AOL PassCode premium service Currently implementing RSA(r) Federated Identity Manager within online consumer marketplace Opportunities Millions of internet users are victims of identity theft, phishing and account takeovers Key consumer segments: online portals, online brokerage, consumer banking, and online retailers Complexity of multiple user accounts & individual sign-on experience impeding online experience of consumers 25

AOL PassCode Acquisition Keyword - Online Registration & Binding 27

Q3 2004 Financial Results Strong Q3 Operating Metrics Revenues increased to $76.7M Increased 19% versus prior year Enterprise revenue increased 24% Y/Y Q3 guidance of $73-76M Q3 Net Income increased 140% to $8.7M GAAP Earnings per share $.13 Q3 guidance of $.10-.12/sh Cash increased by $11M to $256M DSO of 50 days Deferred revenue increased to $43M Q3 2003 Revenue Q3 2004 Revenue Enterprise 57.089 70.7 Developer 7.373 6 $ in Millions 29 $64.5 $76.7 29

Core Operating Results Q1 2002- Q3 2004 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Revenues 56 57 59 61 61.3 63.4 64.462 70.7 72 75.6 76.7 Operating Income -7 -3.4 0.1 3.3 3 5.6 6.6 9.8 9.5 11.5 11.6 $ in Millions 31 31

Broad Vertical Markets September YTD 2004 Revenue* Technology 24% Financial 21% Telecom 9% Manufacturing 9% Healthcare 9% Services 10% Government 8% Other 10% 100% *Based on company estimates Added more than 6,000 New Customers in 2 years 16,000 Customers Worldwide 33 33

Financial Results Balance Sheet Summary * As of October 17, 2004, the holders of the remaining $70 million in RSA Security convertible debentures converted into equity, which resulted in the issuance of 5.1 million shares of RSAS common stock. 35 35

Financial Performance P&L % of Revenue Q1 2003 - Q3 2004 P&L % of Revenue Q1 2003 - Q3 2004 P&L % of Revenue Q1 2003 - Q3 2004 37

Investment Summary Strong and growing market leadership position Growth opportunities in core and adjacent markets Increasing need for I&AM and strong security as companies web-enable their businesses Proven products and technology Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence 39